Fees Summary	Sep. 23, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	1,069.25
Total Transaction Valuation	6,984,051.60
Total Offset Amount	0
Net Fee	$ 1,069.25